Exhibit 10.1

EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

November 23, 2015

among

ATLAS RESOURCE PARTNERS, L.P.,

as Borrower,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

JPMORGAN CHASE BANK, N.A., and

BANK OF AMERICA, N.A.,

as Co-Documentation Agents

WELLS FARGO SECURITIES, LLC,

DEUTSCHE BANK SECURITIES INC., and

CITIBANK GLOBAL MARKETS, INC.,

as Joint Lead Arrangers and Joint Bookrunners

EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Eighth Amendment”), dated as of November 23, 2015 (the “Eighth Amendment Effective Date”), is among ATLAS RESOURCE PARTNERS, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”), each of the Lenders that is a signatory hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of July 31, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower has advised the Administrative Agent and the Lenders that it does not expect to be able to comply with certain of the financial covenants set forth in the Credit Agreement and has requested amendments thereto (i) to suspend the requirement to be in compliance with a maximum ratio of Total Funded Debt to EBITDA until the last day of the Rolling Period ending on March 31, 2017 and (ii) to replace the requirement to be in compliance with a maximum ratio of Senior Secured Total Funded Debt to EBITDA with a requirement to be in compliance with a maximum ratio of First Lien Debt (as defined below) to EBITDA.

C. The parties hereto desire to enter into this Eighth Amendment to (i) amend the Credit Agreement in certain respects as set forth herein and (ii) reflect the decrease in the Borrowing Base from $750,000,000 to $700,000,000, in each case to be effective as of the Eighth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Eighth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Eighth Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended in the manner provided in this Section 2 effective as of the Eighth Amendment Effective Date.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Eighth Amendment” means that certain Eighth Amendment to Second Amended and Restated Credit Agreement dated as of November 23, 2015, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Eighth Amendment Effective Date” means November 23, 2015.

“First Lien Debt” means the aggregate amount of secured Debt of the Borrower and the Restricted Subsidiaries (other than any secured Debt for which the Liens in respect thereof are junior in priority to the Liens securing the Indebtedness).

“Junior Lien Intercreditor Agreement” means (a) the Intercreditor Agreement dated as of the Sixth Amendment Effective Date among Borrower, the other Loan Parties, the Administrative Agent and Wilmington Trust, National Association, as administrative agent under the Permitted Second Lien Debt Documents, and (b) if such Permitted Second Lien Debt is refinanced or replaced in accordance with the terms of such Intercreditor Agreement or if the Permitted Third Lien Debt is incurred by the Borrower, any successor intercreditor agreement entered into in connection therewith, which shall be on terms and conditions acceptable to the Administrative Agent in its sole discretion, in each case as the same may from time to time be amended, modified, supplemented or restated from time to time.

“Permitted Third Lien Debt” means (a) Debt of the Borrower under the Permitted Third Lien Debt Documents; provided that (i) such Debt is incurred on or after the Eighth Amendment Effective Date, (ii) such Debt is secured solely by Liens on Property upon which there exists first priority (subject to Liens permitted under Section 9.03 (other than Liens permitted under clause (h) thereof)) Liens in favor of the Administrative Agent and which are subject to the terms and conditions of the Junior Lien Intercreditor Agreement, (iii) such Debt is permitted under the Permitted Second Lien Debt Documents, (iv) such Debt shall not mature sooner than the date which is 120 days following the Maturity Date at the time of incurrence, (v) such Debt does not provide for or otherwise require any amortization of principal prior to scheduled maturity, (vi) after giving effect to the incurrence thereof, the application of proceeds thereof, and any automatic reduction of the Borrowing Base pursuant to Section 2.07(f) on account thereof, (A) the Borrower shall be in pro forma compliance with Section 9.01 and (B) no Event of Default or Borrowing Base Deficiency shall exist, and (vii) such Debt is evidenced and governed by documentation containing customary terms and conditions for similar term loans or notes, as the case may be, of like tenor and amount and which documentation does not contain any financial covenants or events of default that are more onerous or restrictive to the Borrower than those contained in this Agreement, and (b) any third lien Debt incurred to refinance or replace the Debt referred to in the foregoing clause (a), to the extent such refinancing or replacement is permitted under the Junior Lien Intercreditor Agreement.

“Permitted Third Lien Debt Documents” means, collectively, any loan agreement or indenture entered into on or subsequent to the Eighth Amendment Effective Date in connection with the Permitted Third Lien Debt (and any successor loan agreement or indenture in connection with any refinancing thereof permitted hereunder and under the Junior Lien Intercreditor Agreement), all guarantees of Permitted Third Lien Debt, and all other agreements, documents or instruments executed and delivered by any Loan Party in connection with, or pursuant to, the incurrence of Permitted Third Lien Debt, as all of such documents are from time to time amended, supplemented or restated in compliance with this Agreement and the Junior Lien Intercreditor Agreement.

2.2 Restated Definitions. The definitions of “Applicable Margin”, “Borrowing Base”, “Commitment”, “EBITDA” and “Loan Documents” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Applicable Margin” means, for any day, with respect to any Loan, the applicable rate per annum set forth below based on Borrowing Base Utilization Percentage on such day:

Borrowing Base Utilization Percentage	Eurodollar Loans	ABR Loans	Commitment Fee Rate
≥ 90%	3.00%	2.00%	0.500%
≥ 75% and < 90%	2.75%	1.75%	0.500%
≥ 50% and < 75%	2.50%	1.50%	0.500%
≥ 25% and < 50%	2.25%	1.25%	0.375%
< 25%	2.00%	1.00%	0.375%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of a change in the Borrowing Base Utilization Percentage and ending on the date immediately preceding the effective date of the next such change.

“Borrowing Base” means, at any time, an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time between Redetermination Dates pursuant to Section 2.07(f), Section 2.07(g) or Section 8.12(d). As of the Eighth Amendment Effective Date, the Borrowing Base shall be $700,000,000.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b); and “Commitments” means the aggregate amount of the Commitments of all the Lenders. The amount representing each Lender’s Commitment shall at any time be the lesser of (i) such Lender’s Maximum Credit Amount and (ii) such Lender’s Applicable Percentage of the then effective Borrowing Base. As of the Eighth Amendment Effective Date, the aggregate Commitments of the Lenders are $700,000,000.

“EBITDA” means, for any period, an amount determined for the Borrower and the Restricted Subsidiaries determined on a consolidated basis in accordance with Section 1.05 equal to (a) the sum of (i) Consolidated Net Income for such period, plus, (ii) without duplication and to the extent deducted from Consolidated Net Income in such period, (A) interest, income taxes, depreciation, depletion, amortization, goodwill and other impairment, non-cash compensation on long-term incentive plans, non-cash losses including non-cash losses resulting from mark to market accounting of Swap Agreements, (B) reasonable and customary fees and expenses incurred or paid in connection with the consummation of the Transactions, the EP Acquisition and other acquisition transactions not prohibited by the terms of this Agreement or the other Loan Documents, (C) any net loss from disposed or discontinued operations, and (D) Restricted Payments made in respect of preferred Equity Interests of the Borrower permitted under Section 9.04 during such period, plus (iii) to the extent not included in Consolidated Net Income during such period, any settlement payments in connection with Swap Agreements received in cash by the Borrower or any Restricted Subsidiary during any prior period or during such period, in each case, to the extent such Swap Agreements were originally scheduled to be settled in such period, plus (iv) to the extent deducted from Consolidated Net Income during such period, any settlement payments in connection with Swap Agreements paid in cash by the Borrower or any Restricted Subsidiary during such period if such Swap Agreements were originally scheduled to be settled in any future period, minus (b) the sum of (i) to the extent included in Consolidated Net Income, non-cash gains including non-cash gains resulting from mark to market accounting of Swap Agreements, plus (ii) to the extent included in Consolidated Net Income during such period, any settlement payments in connection with Swap Agreements received in cash by the Borrower or any Restricted Subsidiary during such period to the extent such Swap Agreements were originally scheduled to be settled during a future period plus (iii) to the extent not deducted from Consolidated Net Income during such period, any settlement payments in connection with Swap Agreements paid in cash by the Borrower or any Restricted Subsidiary during any prior period or during such period, in each case, if such Swap Agreements were originally scheduled to be settled in such period; provided that the Partnership Oil and Gas Margin for any period shall not exceed 15% of the Consolidated Gross

Margin for such period (and, if applicable, EBITDA shall be reduced by deducting any portions of Consolidated Net Income that are attributable to Partnership Oil and Gas Margin in excess of such percentage).

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Intercreditor Agreement, the Junior Lien Intercreditor Agreement, and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than Swap Agreements or agreements regarding the provision of Bank Products with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

2.3 Deleted Definitions. Section 1.02 of the Credit Agreement is hereby amended by deleting the definitions of “Second Lien Intercreditor Agreement”, “Senior Secured Leverage Ratio”, “Senior Secured Total Funded Debt”, and “Subordinated Indebtedness” in their entirety therefrom.

2.4 Omnibus Amendment regarding “Second Lien Intercreditor Agreement”. The Credit Agreement is hereby amended by replacing each reference to “Second Lien Intercreditor Agreement” contained therein with a reference to “Junior Lien Intercreditor Agreement”.

2.5 Amendment to Section 2.07(f) of the Credit Agreement. Section 2.07(f) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(f) Reduction of Borrowing Base Upon Issuance of Senior Notes, Incurrence of Incremental Second Lien Term Debt or Incurrence of Permitted Third Lien Debt. In addition to the other redeterminations of the Borrowing Base provided for herein, and notwithstanding anything to the contrary contained herein, upon (i) the issuance of any Senior Notes permitted by Section 9.02(h), (ii) the incurrence of additional Permitted Second Lien Debt after the Sixth Amendment Effective Date, or (iii) the incurrence of any Permitted Third Lien Debt, the Borrowing Base then in effect shall be automatically reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Senior Notes (without regard to any initial issue discount), such additional Permitted Second Lien Debt or such Permitted Third Lien Debt, as applicable, and, in each case, the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks, and the Lenders on such date until the next redetermination or modification of the Borrowing Base pursuant to this Agreement; provided, that, notwithstanding the foregoing to the contrary, the Borrowing Base shall not be reduced with respect to (x) any such additional Permitted Second Lien Debt incurred during the period between the Sixth Amendment Effective Date and the date that the Scheduled Redetermination of the Borrowing Base scheduled for on or about July 1, 2015 becomes effective or (y) the principal amount of any Permitted Second Lien Debt or Permitted Third Lien Debt that is used to contemporaneously refinance Senior Notes, Permitted Second Lien Debt or Permitted Third Lien Debt.

2.6 Amendment to Section 8.01(o) of the Credit Agreement. Section 8.01(o) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(o) Issuance of Senior Notes and Incurrence of Permitted Third Lien Debt. In the event the Borrower intends to issue any Senior Notes or incur Permitted Third Lien Debt, prior written notice of such intended offering or incurrence, the intended principal amount thereof and the anticipated date of closing and, upon request of the Administrative Agent, copies of (i) in the case of any Senior Notes, the preliminary offering memorandum (if any) and the final offering memorandum (if any), and (ii) in the case of Permitted Third Lien Debt, the proposed Permitted Third Lien Debt Documents.

2.7 Amendments to Section 8.13 of the Credit Agreement. Clauses (g) and (h) of Section 8.13 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

(g) The Borrower agrees that it will not, and will not permit any Guarantor to, grant a Lien on any Property to secure the Permitted Second Lien Debt or the Permitted Third Lien Debt without contemporaneously granting to the Administrative Agent, as security for the Indebtedness, a first priority, perfected Lien (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on the same Property pursuant to Security Instruments in form and substance reasonably satisfactory to the Administrative Agent.

(h) The Borrower will cause any Subsidiary guaranteeing Permitted Second Lien Debt or Permitted Third Lien Debt that is not guaranteeing the Indebtedness to contemporaneously become a Guarantor hereunder by executing and delivering a Joinder Agreement.

2.8 Amendments to Section 9.01 of the Credit Agreement.

(a) Section 9.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a) Ratio of Total Funded Debt to EBITDA. The Borrower will not permit, as of the last day of any Rolling Period commencing with the Rolling Period ending March 31, 2017, the ratio of Total Funded Debt as of such day to EBITDA for the Rolling Period ending on such day to be greater than (i) as of the last day of the Rolling Periods ending on March 31, 2017 and June 30, 2017, 5.75 to 1.00,

(ii) as of the last day of the Rolling Periods ending on September 30, 2017 and December 31, 2017, 5.50 to 1.00, (iii) as of the last day of the Rolling Period ending on March 31, 2018, 5.25 to 1.00, and (iv) as of the last day of any Rolling Period ending thereafter, 5.00 to 1.00.

(b) Section 9.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(c) First Lien Leverage Ratio. The Borrower will not permit, as of the last day of any Rolling Period commencing with the Rolling Period ending December 31, 2015, the ratio of the total First Lien Debt as of such day to EBITDA for the Rolling Period ending on such day to be greater than 2.75 to 1.00.

2.9 Amendments to Section 9.02 of the Credit Agreement. Section 9.02 of the Credit Agreement is hereby amended by inserting a new clause (q) immediately following clause (p) appearing therein to read in full as follows:

(q) Permitted Third Lien Debt incurred by the Borrower and guarantee obligations of any Loan Party in respect thereof; provided, that the Permitted Third Lien Debt and any guarantees in respect thereof are subject to the Junior Lien Intercreditor Agreement.

2.10 Amendment to Section 9.03 of the Credit Agreement. Section 9.03(h) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(h) Liens on Property securing Permitted Second Lien Debt or Permitted Third Lien Debt, but only to the extent that the Administrative Agent holds first priority (subject to Liens permitted under Section 9.03 (other than Liens permitted under this clause (h)) Liens on such Property and such Liens are subject to the Junior Lien Intercreditor Agreement.

2.11 Amendments to Section 9.04 of the Credit Agreement.

(a) Section 9.04(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(ii) the Borrower may make Restricted Payments (including, without limitation, the declaration and payment of cash distributions) of Available Cash to its common Equity Interest holders in compliance in all material respects with the terms of the Borrower’s limited partnership agreement (A) in an amount no greater than $0.15 per common limited partner unit per year, so long as no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing, or would exist immediately after giving effect to any such payment and (B) in amounts greater than $0.15 per common limited partner unit per year, so long as so long as, in the case of this clause (B), (1) no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing, or would exist immediately after giving effect to any such payment, (2) at the time of and immediately after giving effect to any such payment, the Borrowing Base Utilization Percentage is less than or equal to 85% and (3) the Borrower’s ratio of Total Funded Debt (as of such date) to EBITDA for the most recent period of four consecutive fiscal quarters for which financial statements are delivered is on a pro forma basis after giving effect to any such payment no greater than 5.00 to 1.00; provided that, for purposes of the foregoing clauses (A) and (B), the annual distribution thresholds shall be subject to, and appropriately and automatically adjusted for, combinations, unit splits, recapitalizations and similar transactions occurring after the Eighth Amendment Effective Date. Notwithstanding anything to the contrary set forth in the foregoing, the Borrower may make Restricted Payments (including, without limitation, the declaration and payment of cash distributions) of Available Cash to its preferred Equity Interest holders so long as no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing, or would exist immediately after giving effect to any such payment.

(b) Section 9.04(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(b) The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is 120 days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Senior Notes permitted to be incurred hereunder (other than in connection with a refinancing thereof permitted under Section 9.02(m) or a refinancing with the proceeds of Permitted Third Lien Debt); provided that the Borrower may Redeem such Debt with the net cash proceeds of any sale of Equity Interests of the Borrower (other than Disqualified Capital Stock) in an amount not to exceed $50,000,000 so long as such Redemption occurs within 135 days after the Borrower receives such proceeds, or (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Senior Notes or any indenture, agreement, instrument, certificate or other document relating to the Senior Notes permitted hereunder other than (x) supplemental indentures to add guarantors if such Person has become a Guarantor of the Indebtedness and (y) amendments or other modifications that (1) do not violate the terms of this Agreement or any other Loan Document, (2) could not reasonably be expected to be materially adverse to the rights, interests, or privileges of the Administrative Agent or the Lenders or their ability to enforce the Loan Documents, and (3) could not reasonably be expected to have a Material Adverse Effect.

(c) Section 9.04(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(c) The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is 120 days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Debt permitted to be incurred under Section 9.02(o), or (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Debt incurred under Section 9.02(o) or any indenture, agreement, instrument, certificate or other document relating to such Debt other than amendments or other modifications that (1) do not violate the terms of this Agreement or any other Loan Document, (2) could not reasonably be expected to be materially adverse to the rights, interests, or privileges of the Administrative Agent or the Lenders or their ability to enforce the Loan Documents, and (3) could not reasonably be expected to have a Material Adverse Effect.

(d) A new clause (e) is hereby added to Section 9.04 which shall read in full as follows:

(e) The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is 120 days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Permitted Third Lien Debt (other than in connection with a refinancing thereof permitted under the Junior Lien Intercreditor Agreement); provided that the Borrower may Redeem such Permitted Third Lien Debt with (A) Equity Interests of the Borrower (other than Disqualified Capital Stock) or the net cash proceeds of any sale of Equity Interests of the Borrower (other than Disqualified Capital Stock) so long as such Redemption occurs within 135 days after the Borrower receives such proceeds or (B) the net cash proceeds of any issuance by the Borrower of Senior Notes so long as such Redemption occurs substantially contemporaneously with the Borrower’s receipt of such proceeds, or (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Permitted Third Lien Debt Documents if such amendments or other modifications are prohibited under the Junior Lien Intercreditor Agreement.

2.12 Amendment to Section 9.11 of the Credit Agreement. Clause (A) in the proviso to Section 9.11(d) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(A) at least 75% of the consideration received in respect of such sale or other disposition shall be cash (or, in the case of Swap Agreements, setoffs or netting), other Oil and Gas Properties, 100% of the Equity Interests in a Person directly owning (whether in fee or by leasehold) Oil and Gas Properties, Equity Interests in Designated Partnerships or any combination thereof (provided, that, notwithstanding the foregoing, for purposes of this clause (A), the Loan Parties may sell or otherwise dispose of Oil and Gas Properties in any period between Redeterminations of the Borrowing Base with an aggregate Borrowing Base Value not to exceed $2,000,000 without regard to the consideration requirements contained in this clause (A) so long as the consideration for such sales or other dispositions is fair and reasonable as determined in good faith by the Borrower),

2.13 Amendment to Section 12.01 of the Credit Agreement. Section 12.01(i) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(i)	if to the Borrower, to it at:

Atlas Resource Partners, L.P.

1845 Walnut Street, 10th Floor

Philadelphia, Pennsylvania 19118

Attn: Jeffrey M. Slotterback

Fax: (215) 405-3882

Email: jslotterback@atlasenergy.com

with a copy to:

Paul Hastings LLP

600 Travis Street, 58th Floor

Houston, TX 77002

Attn: James Vallee

 Lindsay Sparks

Fax: (713) 353-3100

Email: jamesvallee@paulhastings.com

 lindsaysparks@paulhastings.com

2.14 Amendments to Security Agreement. The Security Agreement is hereby amended by (a) deleting each reference to “the Effective Date” contained in Section 4.11 thereof and inserting in its place in each instance a reference to “the Eighth Amendment Effective Date” and (b) amending and restating Schedule 4.11 thereto in the form of Schedule 4.11 attached to this Eighth Amendment.

Section 3. Borrowing Base Decrease. Pursuant to Section 2.07 of the Credit Agreement, the Lenders party hereto hereby decrease the Borrowing Base, effective as of the Eighth Amendment Effective Date, from $750,000,000 to $700,000,000. The Borrowing Base shall remain at $700,000,000 until the next Scheduled Redetermination, Interim Redetermination or other redetermination or adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the Credit Agreement as amended hereby. The Loan Parties, the Administrative Agent and the Lenders agree that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled for on or about November 1, 2015 and shall not be considered or deemed to be an Interim Redetermination for purposes of Section 2.07 of the Credit Agreement.

Section 4. Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof is subject to the following:

4.1 The Administrative Agent shall have received duly executed counterparts of this Eighth Amendment from the Loan Parties and the Super Majority Lenders.

4.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Eighth Amendment Effective Date, including the amendment fee referred to in Section 4.3 below.

4.3 The Administrative Agent shall have received an amendment fee for the benefit of the Lenders executing this Eighth Amendment on or prior to the Eighth Amendment Effective Date in an amount for each such Lender equal to 12.5 basis points (0.125%) of the amount of such Lender’s Applicable Percentage of the Borrowing Base as of the Eighth Amendment Effective Date (after giving effect to Section 3 hereof).

4.4 The Borrower shall have publicly announced that its cash distribution will be no higher than $0.15 per common limited partner unit per year.

4.5 The conditions set forth in Section 6.02(a)(i) and (ii) of the Credit Agreement shall be satisfied.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Eighth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Eighth Amendment, and this Eighth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Eighth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than (x) representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct in all material respects when made and (y) representations and warranties that are qualified by materiality or by reference to Material Adverse Effect, in which case such representations and warranties (as so qualified) shall continue to be true and correct in all respects), (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Eighth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Eighth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that immediately before and after giving effect to this Eighth Amendment, no Default, Event of Default or Borrowing Base Deficiency exists.

5.3 Counterparts. This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eighth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4 No Oral Agreement. THIS WRITTEN EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5 Governing Law. THIS EIGHTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Eighth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability. Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.9 FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Eighth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

5.10 Release. EACH OF THE LOAN PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASING PARTIES”), HEREBY ACKNOWLEDGES AND STIPULATES THAT AS OF THE DATE

OF THIS EIGHTH AMENDMENT, NONE OF THE RELEASING PARTIES HAS ANY CLAIMS OR CAUSES OF ACTION OF ANY KIND WHATSOEVER AGAINST, OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE INDEBTEDNESS OR ANY LIENS OR SECURITY INTERESTS OF, THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, OR REPRESENTATIVES, OR AGAINST ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASED PARTIES”). IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO TO ENTER INTO THIS EIGHTH AMENDMENT, EACH OF THE RELEASING PARTIES HEREBY UNCONDITIONALLY WAIVES AND FULLY AND FOREVER RELEASES, REMISES, DISCHARGES AND HOLDS HARMLESS THE RELEASED PARTIES FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, DEMANDS AND LIABILITIES OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, WHICH ANY OF THE RELEASING PARTIES HAS OR MAY ACQUIRE IN THE FUTURE RELATING IN ANY WAY TO ANY EVENT, CIRCUMSTANCE, ACTION OR FAILURE TO ACT AT ANY TIME ON OR PRIOR TO THE EIGHTH AMENDMENT EFFECTIVE DATE, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE, AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS PARAGRAPH IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PARTIES BY THE RELEASING PARTIES AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

[Signature pages follow]

The parties hereto have caused this Eighth Amendment to be duly executed as of the day and year first above written.

BORROWER:	ATLAS RESOURCE PARTNERS, L.P.

	By:	Atlas Energy Group, LLC, its general partner

		By:	/s/ Jeffrey M. Slotterback
		Name:	Jeffrey M. Slotterback
		Title:	Chief Financial Officer

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ATLAS RESOURCE PARTNERS HOLDINGS, LLC, a Delaware limited liability company
ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company
ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company
ATLAS ENERGY OHIO, LLC, an Ohio limited liability company
ATLAS ENERGY TENNESSEE, LLC, a Pennsylvania limited liability company
ATLAS NOBLE, LLC, a Delaware limited liability company
ATLAS RESOURCES, LLC, a Pennsylvania limited liability company
REI-NY, LLC, a Delaware limited liability company
RESOURCE ENERGY, LLC, a Delaware limited liability company
RESOURCE WELL SERVICES, LLC, a Delaware limited liability company
VIKING RESOURCES, LLC, a Pennsylvania limited liability company
ARP BARNETT, LLC, a Delaware limited liability company
ARP OKLAHOMA, LLC, an Oklahoma limited liability company
ARP BARNETT PIPELINE, LLC, a Delaware limited liability company
ATLAS BARNETT, LLC, a Texas limited liability company
ARP PRODUCTION COMPANY, LLC, a Delaware limited liability company
ARP MOUNTAINEER PRODUCTION, LLC, a Delaware limited liability company
ARP RANGELY PRODUCTION, LLC, a Delaware limited liability company
ARP EAGLE FORD, LLC, a Texas limited liability company
ATLS PRODUCTION COMPANY, LLC, a Delaware limited liability company

By:	/s/ Jeffrey M. Slotterback
Name:	Jeffrey M. Slotterback
Title:	Chief Financial Officer

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, as Administrative Agent and an Issuing Bank

By:	/s/ Matthew W. Colemen
Matthew W. Colemen
Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CITIBANK, N.A., as a Lender and an Issuing Bank

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

JPMORGAN CHASE BANK, N.A.,
as a Lender and an Issuing Bank

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kenneth Phelan
Name:	Kenneth Phelan
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Jarrett Price
Name:	Jarrett Price
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

SANTANDER BANK, N.A., formerly known as Sovereign Bank, N.A., as a Lender

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew Molero
Name:	Matthew Molero
Title:	Senior Vice-President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Benjamin Souh
Name:	Benjamin Souh
Title:	Vice President

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Senior Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

COMPASS BANK, as a Lender

By:	/s/ Les Werme
Name:	Les Werme
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CADENCE BANK, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Daria Mahoney
Name:	Daria Mohoney
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ING CAPITAL LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

THE HUNTINGTON NATIONAL BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Robert Kret
Name:	Robert Kret
Title:	AVP

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

WHITNEY BANK, as a Lender

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Senior Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Vice President

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CIT BANK, N.A., formerly known as OneWest Bank, N.A., as a Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.